UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Spire Global, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Spire Global, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 13, 2023 For Stockholders of record as of April 26, 2023 Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone, you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Spire Global, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Tuesday, June 13, 2023 10:00 AM, Eastern Time Annual meeting to be held live via the Internet Please visit www.proxydocs.com/SPIR for more details. You must register to attend and/or vote at the meeting online at www.proxydocs.com/SPIR SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/SPIR TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods.For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/SPIR If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 29, 2023. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/SPIR To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903

Spire Global, Inc. Annual Meeting of Stockholders PROPOSAL THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 ROPOSAL 1. Election of Class II Director 1.01 William Porteous 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 3. To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding Class A and Class B common stock at a reverse stock split ratio ranging from any whole number between 1-for-2 and 1-for-50, subject to and as determined by our Board of Directors Note: In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.